Exhibit 10.25

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO STONEPATH GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

SECURED REVOLVING NOTE

FOR VALUE RECEIVED, each of STONEPATH GROUP, INC., a Delaware corporation (the “Parent”), and the other companies listed on Exhibit A attached hereto (such other companies together with the Parent, each a “Company” and collectively, the “Companies”), jointly and severally, promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the “Holder”) or its registered assigns or successors in interest, the sum of Twenty Five Million Dollars ($25,000,000), or, if different, the aggregate principal amount of all Loans (as defined in the Security Agreement referred to below), without duplication of any amounts owing by the Companies to the Holder under the Minimum Borrowing Note (as defined in the Security Agreement referred to below), or, if different, the aggregate principal amount of all Loans (as defined in the Security Agreement referred to below), together with any accrued and unpaid interest hereon, on August 30, 2008 (the “Maturity Date”) if not sooner indefeasibly paid in full.

This Secured Revolving Note (this “Note”) is intended to be a registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and each Company (or its agent) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest.  Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Company (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B).

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement among the Companies and the Holder dated as of the date hereof (as amended, modified and/or supplemented from time to time, the “Security Agreement”).

The following terms shall apply to this Note:

ARTICLE I
CONTRACT RATE AND MINIMUM BORROWING NOTE

1.1           Contract Rate.  Subject to Sections 1.2, 2.2 and 3.9, interest payable on the outstanding principal amount of this Note (without duplication of any amounts owing by the Companies to the Holder under the Minimum Borrowing Note) (the “Principal Amount”) shall accrue at a rate per annum equal to the “prime rate” published in The Wall Street Journal from time to time (the “Prime Rate”), plus three and one-half percent (3.50%) (the “Contract Rate”).  The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate.  The Contract Rate shall not at any time be less than eight percent (8%).  Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on September 1, 2005 on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise.  The Contract Rate shall be calculated on the last business day of each calendar month hereafter (other than for increases or decreases in the Prime Rate which shall be calculated and become effective in accordance with this Section 1.1) until the Maturity Date.

1.2           Minimum Borrowing Note.  Notwithstanding anything contained herein to the contrary, any amounts evidenced by this Note which are attributable to the Minimum Borrowing Note shall be governed by the terms and provisions of the Minimum Borrowing Note.

1.3           Allocation of Principal to Minimum Borrowing Note.  Notwithstanding anything herein to the contrary, whenever during the Term the outstanding balance on the Minimum Borrowing Note shall be less than the Minimum Borrowing Amount (such amount being referred to herein as the “Transferable Amount”) to the extent that the outstanding balance on the Revolving Note should equal or exceed $1,000,000, that portion of the balance of the Revolving Note that exceeds $1,000,000, but does not exceed the Transferable Amount, shall be segregated from the outstanding balance under the Revolving Note and allocated to and aggregated with the then existing balance of the next unissued serialized Minimum Borrowing Note (the “Next Unissued Serialized Note”); provided that such segregated balance shall remain subject to the terms and conditions of such Revolving Note until a new serialized Minimum Borrowing Note is issued as set forth below.  The Next Unissued Serialized Note shall remain unissued and in book entry form until the balance thereunder shall equal the Minimum Borrowing Amount, at which time a new serialized Minimum Borrowing Note in the face amount equal to the Minimum Borrowing Amount will be issued, the Common Stock into which the new Minimum Borrowing Note is convertible will be registered as set forth in the Registration Rights Agreement, the outstanding balance under the Revolving Note shall at such time be correspondingly reduced in the amount equal to the Minimum Borrowing Amount as a result of the issuance of such new serialized Minimum Borrowing Note and the prior Minimum Borrowing Note shall be surrendered by Laurus to the Company Agent for cancellation.

ARTICLE II
EVENTS OF DEFAULT AND DEFAULT RELATED PROVISIONS

2.1           Events of Default.  The occurrence of an Event of Default under the Security Agreement shall constitute an event of default (“Event of Default”) hereunder.

2.2           Default Interest.  Following the occurrence and during the continuance of an Event of Default, the Companies shall, jointly and severally, pay additional interest on the outstanding principal balance of this Note in an amount equal to one and one-half percent (1.50%) per month, and all outstanding Obligations, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

2.3           Default Payment.  Following the occurrence and during the continuance of an Event of Default, the Holder, at its option, may elect, in addition to all rights and remedies of the Holder under the Security Agreement and the other Ancillary Agreements and all obligations and liabilities of each Company under the Security Agreement and the other Ancillary Agreements, to require the Companies, jointly and severally, to make a Default Payment (“Default Payment”).  The Default Payment shall be 120% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder.  The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to the Notes , the Security Agreement and/or the Ancillary Agreements, then to accrued and unpaid interest due on the Notes and then to the outstanding principal balance of the Notes.  The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 2.3.

ARTICLE III
MISCELLANEOUS

3.1           Cumulative Remedies.  The remedies under this Note shall be cumulative.

3.2           Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

3.3           Notices.  Any notice herein required or permitted to be given shall be in writing and shall be provided in accordance with the terms of the Security Agreement.

3.4           Amendment Provision.  The term “Note” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

3.5           Assignability.  This Note shall be binding upon each Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns,

and may be assigned by the Holder in accordance with the requirements of the Security Agreement.  No Company may assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

3.6           Cost of Collection.  In case of any Event of Default under this Note, the Companies shall, jointly and severally, pay the Holder the Holder’s reasonable costs of collection, including reasonable attorneys’ fees.

3.7           Governing Law, Jurisdiction and Waiver of Jury Trial.

(a)           THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(b)           EACH COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE, THE SECURITY AGREEMENT OR ANY OF THE OTHER ANCILLARY AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE, THE SECURITY AGREEMENT OR ANY OF THE OTHER ANCILLARY AGREEMENTS PROVIDED, THAT EACH COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER.  EACH COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.  EACH COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE SECURITY AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(c)           EACH COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM

AND OF ARBITRATION, EACH COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER, AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, ANY OTHER ANCILLARY AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

3.8           Severability.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

3.9           Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Companies to the Holder and thus refunded to the Companies.

3.10         Security Interest and Guaranty.  The Holder has been granted a security interest (i) in certain assets of the Companies as more fully described in the Security Agreement and (ii) pursuant to the Stock Pledge Agreement dated as of the date hereof.  The obligations of the Companies under this Note are guaranteed by certain Subsidiaries of the Companies pursuant to the Guaranty.

3.11         Construction.  Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, each Company has caused this Secured Revolving Note to be signed in its name effective as of this 31st day of August, 2005.

STONEPATH GROUP, INC.

By:
Name:
Title:

WITNESS:

STONEPATH LOGISTICS DOMESTIC SERVICES, INC.

By:
Name:
Title:

WITNESS:

STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., a Delaware corporation

By:
Name:
Title:

WITNESS:

[Additional Signature Pages to Follow]

STONEPATH OFFSHORE HOLDINGS, INC.

By:
Name:
Title:

WITNESS:

M.G.R. INC.

By:
Name:
Title:

WITNESS:

DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

WITNESS:

[Signature Page to Secured Revolving Note;

Additional Signature Page to Follow]

STONEPATH LOGISTICS GOVERNMENT SERVICES, INC.

By:
Name:
Title:

WITNESS:

UNITED AMERICAN ACQUISITIONS AND MANAGEMENT, INC.

By:
Name:
Title:

WITNESS:

STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., a Washington corporation

By:
Name:
Title:

WITNESS:

GLOBAL CONTAINER LINE, INC.

By:
Name:
Title:

WITNESS:

[Signature Page to Secured Revolving Note]

EXHIBIT A

OTHER COMPANIES

Stonepath Logistics Domestic Services, Inc., a Delaware corporation

Stonepath Logistics International Services, Inc., a Delaware corporation

Stonepath Offshore Holdings, Inc., a Delaware corporation

M.G.R., Inc., a Minnesota corporation

Distribution Services, Inc., a Minnesota corporation

Stonepath Logistics Government Services, Inc., a Virginia corporation

United American Acquisitions and Management, Inc., a Michigan corporation

Stonepath Logistics International Services, Inc., a Washington corporation

Global Container Line, Inc., a Washington corporation